Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Contact: John N. Hatsopoulos American DG Energy Inc. 781.622.1120 john.hatsopoulos@americandg.com	Media Contact: Barry J. Sanders American DG Energy Inc. 781.522.6010 barry.sanders@americandg.com
 American DG Energy Reports Third Quarter 2012 Financial Performance

Current backlog increases to 39 energy systems compared to 8 systems a year ago

WALTHAM, Mass. – November 14, 2012 – American DG Energy Inc. (NYSE MKT: ADGE), a leading On-Site Utility, offering clean electricity, heat, hot water and cooling solutions to hospitality, healthcare, housing and athletic facilities, reported energy revenues of $1,337,831 in the third quarter of 2012, compared to $1,389,159 in the third quarter of 2011.

Total revenues were $1,400,255 in the third quarter of 2012, compared to $1,418,411 in the third quarter of 2011. GAAP diluted loss per share (EPS) was $(0.03) in the third quarter of 2012, compared to $(0.02) in the third quarter of 2011, and GAAP operating loss including EuroSite Power Inc. was $(900,282) in the third quarter of 2012, compared to operating loss of $(1,132,620) in the third quarter of 2011.

Major Highlights:

Operations

•	We operated 90 energy systems compared to 79 in the third quarter of 2011.

•	Our current backlog consists of 39 energy systems compared to 8 in the third quarter of 2011.

•	We reached agreements with the following properties:

•	Luna Park Housing Corporation in Brooklyn, New York – to provide five 100 kW Combined Heat and Power (CHP) systems and five hot water heaters for their domestic hot water.

•	Cumberland County Jail, Portland, Maine – to provide two 75 kW CHP systems and produce space heat, hot water and electricity within the County Jail complex.

•	Doral Arrowwood Hotel Conference Center, Rye Brook, New York – to provide two 450-ton chillers for their central plant cooling systems.

•	Wentworth Club, Surrey, United Kingdom – to provide two 100 kW CHP systems at the Tennis & Health Club and at the main Clubhouse.

•
Best Western, Cedar Court Hotel, Harrogate, United Kindgom – to provide a 100 kW CHP system to produce electricity, heating and domestic hot water; Cedar Court Grand Hotel & Spa, York, United Kingdom – to provide a 100 kW CHP system to produce electricity, heating and domestic hot water.

•	Roko Health Clubs, in Chiswick, Gillingham, Nottingham and Portsmouth, United Kingdom – to provide four 100 kW CHP systems to produce electricity, heating and domestic hot water.

•	We began operations at the following properties:

•	DoubleTree Hotel, Tarrytown, New York – started operating a 100 kW CHP system to supply electricity, space heat and domestic hot water.

•	Metro YMCA, Wayne, New Jersey – started operating 450-ton chillers to supply cooling.

•	Hilton Hotel, Liverpool, United Kingdom – started operating a 225 kW system to produce energy in the form of electricity, space heat and domestic hot water.

•	The Hampton by Hilton, Luton, United Kingdom – started operating a CHP system to supply clean energy.

Financial

•	Our total energy production increased to 17,271,478 kWh, or 5.9%, compared to 16,306,945 kWh in the third quarter of 2011.

•	Utility rates for natural gas decreased over 20% during the third quarter of 2012 compared to the same period in 2011, resulting in a 3.7% energy revenue decrease.

•	Energy gross profit margin without depreciation was 47.6% compared to 47.8% in the third quarter of 2011.

•
EBITDA cash outflows for American DG Energy were $105,068 and for EuroSite Power were $260,677 during the third quarter of 2012. Our consolidated EBITDA cash outflow was $365,745 primarily due to expenses at EuroSite Power and the expansion of sales and marketing activity at American DG Energy.

•	We have received a total of $542,701 in rebates and incentives in 2012.

•	The total revenue value of our current On-Site Utility energy agreements is approximately $255 million.

•	We finished the quarter with approximately $15.8 million in cash.

American DG Energy will hold its earnings conference call today, November 14, 2012 at 10:00 a.m. Eastern Time. To listen, call (800) 860-2442 within the U.S, (866) 605-3852 from Canada or (412) 858-4600 from other international locations. Participants should reference American DG Energy to access the call. Please begin dialing at least 10 minutes before the scheduled starting time. The earnings press release will be available on our web site at www.americandg.com in the “Investors” section under "News Releases.”

The earnings conference call will be recorded and available for playback one hour after the end of the call through Friday, December 14, 2012 at 9:00 a.m. Eastern Time. To listen to the playback, call (877) 344-7529 within the U.S. or (412) 317-0088 outside the U.S. and use Conference Number 10020269.

The earnings conference call will be webcast live. To register for and listen to the webcast, go to www.americandg.com/webcast. Following the call, the webcast will be archived for 30 days.

About American DG Energy
American DG Energy supplies low-cost energy to its customers through distributed power generating systems. We are committed to providing institutional, commercial and small industrial facilities with clean, reliable power, cooling, heat and hot water at lower costs than charged by local utilities – without any capital or start-up costs to the energy user – through our On-Site Utility energy solutions. American DG Energy is headquartered in Waltham, Massachusetts. More information can be found at www.americandg.com.

# # #

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements, as disclosed on the Company's website and in Securities and Exchange Commission filings. This press release does not constitute an offer to buy or sell securities by the Company, its subsidiaries or any associated party and is meant purely for informational purposes. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended September 30, 2012 and September 30, 2011

	Three Months Ended
	September 30, 2012	September 30, 2011
	(unaudited)	(unaudited)
Revenues
Energy revenues	$1,337,831	$1,389,159
Turnkey & other revenues	62,424	29,252
	1,400,255	1,418,411
Cost of sales
Fuel, maintenance and installation	733,727	716,806
Depreciation expense	301,813	318,903
	1,035,540	1,035,709
Gross profit	364,715	382,702
Operating expenses
General and administrative	481,707	593,558
Selling	512,885	699,898
Engineering	270,405	221,866
	1,264,997	1,515,322
Loss from operations	(900,282)	(1,132,620)
Other income (expense), net
Interest and other income	17,547	11,433
Interest expense	(293,556)	(142,772)
Change in fair value of warrant liability	(82,293)	125,668
	(358,302)	(5,671)
Loss before provision for state income taxes	(1,258,584)	(1,138,291)
Benefit (provision) for state income taxes	(9,440)	41
Consolidated net loss	(1,268,024)	(1,138,250)
Loss attributable to the noncontrolling interest	8,534	28,734
Net loss attributable to American DG Energy Inc.	$(1,259,490)	$(1,109,516)

Net loss per share - basic and diluted	$(0.03)	$(0.02)
Weighted average shares outstanding - basic and diluted	47,653,786	45,834,904

Non-GAAP financial disclosure
Loss from operations	$(900,282)	$(1,132,620)
Depreciation expense	317,986	332,368
Stock based compensation	216,551	186,960
Adjusted EBITDA	(365,745)	(613,292)
Grants from rebates and incentives	—	—
Total EBITDA cash (outflows) inflows	$(365,745)	$(613,292)

CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2012 and September 30, 2011

	Nine Months Ended
	September 30, 2012	September 30, 2011
	(unaudited)	(unaudited)
Revenues
Energy revenues	$3,925,665	$4,270,336
Turnkey & other revenues	169,949	283,256
	4,095,614	4,553,592
Cost of sales
Fuel, maintenance and installation	2,431,285	2,799,733
Depreciation expense	1,131,397	921,931
	3,562,682	3,721,664
Gross profit	532,932	831,928
Operating expenses
General and administrative	1,927,030	1,618,181
Selling	1,557,220	933,848
Engineering	850,482	536,132
	4,334,732	3,088,161
Loss from operations	(3,801,800)	(2,256,233)
Other income (expense)
Interest and other income	43,987	31,414
Interest expense	(1,034,589)	(246,376)
Change in fair value of warrant liability	(343,629)	509,663
	(1,334,231)	294,701
Loss before provision for state income taxes	(5,136,031)	(1,961,532)
Provision for state income taxes	(21,402)	(17,071)
Consolidated net loss	(5,157,433)	(1,978,603)
(Income) loss attributable to the noncontrolling interest	79,285	(34,808)
Net loss attributable to American DG Energy Inc.	$(5,078,148)	$(2,013,411)

Net loss per share - basic and diluted	$(0.11)	$(0.04)
Weighted average shares outstanding - basic and diluted	46,716,914	45,647,265

Non-GAAP financial disclosure
Loss from operations	$(3,801,800)	$(2,256,233)
Depreciation expense	1,175,210	954,751
Stock based compensation	596,408	479,205
Adjusted EBITDA	(2,030,182)	(822,277)
Grants from rebates and incentives	260,701	327,138
Total EBITDA cash (outflows) inflows	$(1,769,481)	$(495,139)

CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended September 30, 2012
(unaudited)

	Three Months Ended September 30, 2012
	American DG Energy*	EuroSite Power	Eliminations	Total
Revenues
Energy revenues	$1,332,237	$5,594	—	$1,337,831
Turnkey & other revenues	44,026	18,398	—	62,424
	1,376,263	23,992	—	1,400,255
Cost of sales
Fuel, maintenance and installation	715,638	18,089	—	733,727
Depreciation expense	301,813	—	—	301,813
	1,017,451	18,089	—	1,035,540
Gross profit	358,812	5,903	—	364,715
Operating expenses
General and administrative	278,163	203,544	—	481,707
Selling	345,716	167,169	—	512,885
Engineering	248,965	21,440	—	270,405
	872,844	392,153	—	1,264,997
Loss from operations	(514,032)	(386,250)	—	(900,282)
Other income (expense), net
Interest and other income	14,550	2,997	—	17,547
Interest expense (non-cash)	(293,556)	—	—	(293,556)
Change in fair value of warrant liability (non-cash)	(82,293)	—	—	(82,293)
	(361,299)	2,997	—	(358,302)
Loss before provision for state income taxes	(875,331)	(383,253)	—	(1,258,584)
Provision for state income taxes	(9,440)	—	—	(9,440)
Consolidated net loss	(884,771)	(383,253)	—	(1,268,024)
(Income) loss attributable to the noncontrolling interest	(57,469)	—	66,003	8,534
Net loss attributable to American DG Energy Inc.	$(942,240)	$(383,253)	$66,003	$(1,259,490)

Net loss per share - basic and diluted	$(0.02)			$(0.03)
Weighted average shares outstanding - basic and diluted	47,653,786			47,653,786

Non-GAAP financial disclosure
Loss from operations	$(514,032)	$(386,250)	—	$(900,282)
Depreciation expense	314,435	3,551	—	317,986
Stock based compensation	94,529	122,022	—	216,551
Adjusted EBITDA	(105,068)	(260,677)	—	(365,745)
Grants from rebates and incentives	—	—	—	—
Total EBITDA cash outflows	$(105,068)	$(260,677)	—	$(365,745)

*American DG Energy includes related LLC.

CONSOLIDATING STATEMENT OF OPERATIONS
For the Three Months Ended September 30, 2011
(unaudited)

	Three Months Ended September 30, 2011
	American DG Energy*	EuroSite Power	Eliminations	Total
Revenues
Energy revenues	$1,389,159	$—	$—	$1,389,159
Turnkey & other revenues	29,252	—	—	29,252
	1,418,411	—	—	1,418,411
Cost of sales
Fuel, maintenance and installation	716,806	—	—	716,806
Depreciation expense	318,903	—	—	318,903
	1,035,709	—	—	1,035,709
Gross profit	382,702	—	—	382,702
Operating expenses
General and administrative	387,347	206,211	—	593,558
Selling	374,259	325,639	—	699,898
Engineering	221,866	—	—	221,866
	983,472	531,850	—	1,515,322
Loss from operations	(600,770)	(531,850)	—	(1,132,620)
Other income (expense), net
Interest and other income	11,433	—	—	11,433
Interest expense (non-cash)	(142,772)	—	—	(142,772)
Change in fair value of warrant liability (non-cash)	125,668	—	—	125,668
	(5,671)	—	—	(5,671)
Loss before provision for state income taxes	(606,441)	(531,850)	—	(1,138,291)
Benefit for state income taxes	41	—	—	41
Consolidated net loss	(606,400)	(531,850)	—	(1,138,250)
(Income) loss attributable to the noncontrolling interest	(55,857)	—	84,591	28,734
Net loss attributable to American DG Energy Inc.	$(662,257)	$(531,850)	$84,591	$(1,109,516)

Net loss per share - basic and diluted	$(0.01)			$(0.02)
Weighted average shares outstanding - basic and diluted	45,834,904			$45,834,904

Non-GAAP financial disclosure
Loss from operations	$(600,770)	$(531,850)	—	$(1,132,620)
Depreciation expense	332,368	—	—	332,368
Stock based compensation	65,060	121,900	—	186,960
Adjusted EBITDA	(203,342)	(409,950)	—	(613,292)
Grants from rebates and incentives	—	—	—	—
Total EBITDA cash outflows	$(203,342)	$(409,950)	—	$(613,292)

*American DG Energy includes related LLC.

CONSOLIDATING STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2012
(unaudited)

	Nine Months Ended September 30, 2012
	American DG Energy*	EuroSite Power	Eliminations	Total
Revenues
Energy revenues	$3,920,071	$5,594	$—	$3,925,665
Turnkey & other revenues	123,957	45,992	—	169,949
	4,044,028	51,586	—	4,095,614
Cost of sales
Fuel, maintenance and installation	2,393,092	38,193	—	2,431,285
Depreciation expense	1,131,397	—	—	1,131,397
	3,524,489	38,193	—	3,562,682
Gross profit	519,539	13,393	—	532,932
Operating expenses
General and administrative	1,147,679	779,351	—	1,927,030
Selling	1,095,056	462,164	—	1,557,220
Engineering	795,050	55,432	—	850,482
	3,037,785	1,296,947	—	4,334,732
Loss from operations	(2,518,246)	(1,283,554)	—	(3,801,800)
Other income (expense), net
Interest and other income	31,849	12,138	—	43,987
Interest expense (non-cash)	(1,034,589)	—	—	(1,034,589)
Change in fair value of warrant liability (non-cash)	(343,629)	—	—	(343,629)
	(1,346,369)	12,138	—	(1,334,231)
Loss before provision for state income taxes	(3,864,615)	(1,271,416)	—	(5,136,031)
Provision for state income taxes	(21,402)	—	—	(21,402)
Consolidated net loss	(3,886,017)	(1,271,416)	—	(5,157,433)
(Income) loss attributable to the noncontrolling interest	(139,675)	—	218,960	79,285
Net loss attributable to American DG Energy Inc.	$(4,025,692)	$(1,271,416)	$218,960	$(5,078,148)

Net loss per share - basic and diluted	$(0.09)			$(0.11)
Weighted average shares outstanding - basic and diluted	46,716,914			46,716,914

Non-GAAP financial disclosure
Loss from operations	$(2,518,246)	$(1,283,554)	$—	$(3,801,800)
Depreciation expense	1,170,949	4,261	—	1,175,210
Stock based compensation	222,394	374,014	—	596,408
Adjusted EBITDA	(1,124,903)	(905,279)	—	(2,030,182)
Grants from rebates and incentives	260,701	—	—	260,701
Total EBITDA cash outflows	$(864,202)	$(905,279)	$—	$(1,769,481)

*American DG Energy includes related LLC.

CONSOLIDATING STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2011
(unaudited)

	Nine Months Ended September 30, 2011
	American DG Energy*	EuroSite Power	Eliminations	Total
Revenues
Energy revenues	$4,270,336	$—	$—	$4,270,336
Turnkey & other revenues	283,256	—	—	283,256
	4,553,592	—	—	4,553,592
Cost of sales
Fuel, maintenance and installation	2,799,733	—	—	2,799,733
Depreciation expense	921,931	—	—	921,931
	3,721,664	—	—	3,721,664
Gross profit	831,928	—	—	831,928
Operating expenses
General and administrative	1,091,854	526,327	—	1,618,181
Selling	608,209	325,639	—	933,848
Engineering	536,132	—	—	536,132
	2,236,195	851,966	—	3,088,161
Loss from operations	(1,404,267)	(851,966)	—	(2,256,233)
Other income (expense), net
Interest and other income	31,414	—	—	31,414
Interest expense (non-cash)	(246,376)	—	—	(246,376)
Change in fair value of warrant liability (non-cash)	509,663	—	—	509,663
	294,701	—	—	294,701
Loss before provision for state income taxes	(1,109,566)	(851,966)	—	(1,961,532)
Provision for state income taxes	(17,071)	—	—	(17,071)
Consolidated net loss	(1,126,637)	(851,966)	—	(1,978,603)
(Income) loss attributable to the noncontrolling interest	(175,164)	—	140,356	(34,808)
Net loss attributable to American DG Energy Inc.	$(1,301,801)	$(851,966)	$140,356	$(2,013,411)

Net loss per share - basic and diluted	$(0.03)			$(0.04)
Weighted average shares outstanding - basic and diluted	45,647,265			45,647,265

Non-GAAP financial disclosure
Loss from operations	$(1,404,267)	$(851,966)	$—	$(2,256,233)
Depreciation expense	954,751	—	—	954,751
Stock based compensation	157,254	321,951	—	479,205
Adjusted EBITDA	(292,262)	(530,015)	—	(822,277)
Grants from rebates and incentives	327,138	—	—	327,138
Total EBITDA cash outflows	$34,876	$(530,015)	$—	$(495,139)

*American DG Energy includes related LLC.

CONSOLIDATED BALANCE SHEETS
As of September 30, 2012 and December 31, 2011 (unaudited)

	September 30, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$15,750,942	$17,801,025
Accounts receivable, net	911,581	879,630
Unbilled revenue	14,379	18,825
Due from related party	164,578	21,140
Inventory	1,255,161	634,120
Prepaid and other current assets	383,342	322,276
Total current assets	18,479,983	19,677,016
Property, plant and equipment, net	16,451,474	14,690,117
Accounts receivable, long-term	66,464	82,664
Other assets, long-term	49,771	53,504
TOTAL ASSETS	$35,047,692	$34,503,301
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,390,796	$520,608
Accrued expenses and other current liabilities	839,228	589,032
Due to related party	529,464	313,847
Capital lease obligations	3,365	3,365
Total current liabilities	2,762,853	1,426,852
Long-term liabilities:
Convertible debentures	19,400,000	19,400,000
Warrant liability	593,190	249,561
Capital lease obligations, long-term	841	3,365
Other long-term liabilities	32,846	43,052
Total liabilities	22,789,730	21,122,830
Stockholders’ equity:
American DG Energy Inc. stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized; 48,168,460 and 46,001,404 issued and outstanding at September 30, 2012 and December 31, 2011, respectively	48,168	46,001
Additional paid-in capital	34,580,997	30,399,370
Accumulated deficit	(23,009,206)	(17,931,058)
Total American DG Energy Inc. stockholders’ equity	11,619,959	12,514,313
Noncontrolling interest	638,003	866,158
Total stockholders’ equity	12,257,962	13,380,471
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$35,047,692	$34,503,301

CONSOLIDATED STATEMENT OF CASH FLOWS
For the Nine Months Ended September 30, 2012 and September 30, 2011

	Nine Months Ended
	September 30, 2012	September 30, 2011
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(5,078,148)	$(2,013,411)
Income (loss) attributable to noncontrolling interest	(79,285)	34,808
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,175,210	954,751
Provision for losses on accounts receivable	89,649	22,568
Amortization of deferred financing costs	3,733	2,256
Increase (decrease) in fair value of warrant liability	343,629	(509,663)
Noncash interest expense	712,921	—
Stock-based compensation	596,408	479,205
Changes in operating assets and liabilities
(Increase) decrease in:
Restricted cash	—	65,790
Accounts receivable and unbilled revenue	(100,954)	(546,238)
Due from related party	(143,438)	(25,128)
Inventory	(621,041)	(29,605)
Prepaid and other current assets	(61,066)	(130,283)
Increase (decrease) in:
Accounts payable	870,188	3,994
Accrued expenses and other current liabilities	250,196	146,704
Due to related party	215,617	(35,702)
Other long-term liabilities	(10,206)	46,454
Net cash used in operating activities	(1,836,587)	(1,533,500)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(2,936,567)	(1,249,637)
Net cash used in investing activities	(2,936,567)	(1,249,637)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of convertible debentures	—	10,100,000
Proceeds from sale of common stock, net of costs	3,531,534	—
Proceeds from sale of subsidiary common stock, net of costs	—	1,148,401
Proceeds from exercise of stock options	149,882	26,798
Proceeds from issuance of common stock warrants	7,500	—
Convertible debenture transaction costs	—	(47,423)
Purchases of common stock, net of costs	(750,000)	—
Principal payments on capital lease obligations	(2,524)	(2,524)
Cancellation of restricted stock	(40)	(20)
Distributions to noncontrolling interest	(213,281)	(251,964)
Net cash provided by financing activities	2,723,071	10,973,268
Net (decrease) increase in cash and cash equivalents	(2,050,083)	8,190,131
Cash and cash equivalents, beginning of the period	17,801,025	3,921,054
Cash and cash equivalents, end of the period	$15,750,942	$12,111,185